SECURITIES AND EXCHANGE COMMISSION
             WASHINGTON, D.C. 20549





                    FORM 8-K




                 Current Report
        Pursuant to Section 13 or 15(d)
     of the Securities Exchange Act of 1934



         Date of Report:  June 7, 1996
       (Date of Earliest Event Reported)





                  HUMANA INC.
(Exact name of Registrant as specified in its Charter)







Delaware                1-5975                 61-0647538
(State of           (Commission              (I.R.S. Employer
Incorporation)      File Number)           Tax Identification No.)




              500 West Main Street
              Louisville, KY 40202
    (Address of principal executive offices)



                 (502) 580-1000
(Registrant's telephone number, including area code)

Item 5.   Other Events

          On June 7, 1996,  Humana Inc. (the
          "Company" or "Registrant") issued a press release, a copy of which is attached hereto as
          Exhibit 99 and is incorporated herein by reference.

          The attached press release contains forward looking information. The forward looking statements are made pursuant to the safe harbor provisions of the Private Securities
          Litigation Reform Act of 1995.  Forward
          looking statements may be significantly
          impacted by certain risks and uncertainties described therein, and in the Company's
          Annual Report on Form 10-K for the year
          ended December 31, 1995.


Item 7.   Financial Statements and Exhibits.

Exhibit 99.    Copy of the Company's Press Release dated June 7, 1996.


                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HUMANA INC.



                              /s/ W. Roger Drury
                              By:  W. Roger Drury
                                   Chief Financial Officer

Dated:  June 7, 1996

Exhibit Index

Exhibit 99.    Copy of the Company's Press Release dated June 7, 1996.